September 30, 2013

U.S. Securities & Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Vanguard Variable Insurance Funds (The Trust)
File No. 33-32216; 811-05962

Ladies & Gentlemen:

Enclosed is Post-Effective Amendment No. 70 to the Trust’s Registration Statement on Form N-1A, which we are filing pursuant to Rule 485(b) under the Securities Act of 1933. The purposes of this Amendment are to: 1) address comments of the Commission’s Staff regarding the 485(a) filing made on August 1, 2013 and 2) make a number of non-material editorial changes. By way of further background:

  Post-Effective Amendment No. 68 was filed under Rule 485(a) on June 3, 2013 to: (1) disclose that the Vanguard Variable Insurance Fund Conservative Allocation and Moderate Allocation Portfolios, each a series of the Trust, now allocate a portion of their bond exposure to foreign bonds through investment in a new underlying fund, Vanguard Total International Bond Index Fund; and (2) effect a number of non-material changes.
  Post-Effective Amendment No. 69 was filed under Rule 485(a) on August 1, 2013 to restate the expense ratio for the Vanguard Variable Insurance Fund Small Company Growth Portfolio, also a series of the Trust, as a result of a new advisory fee schedule for one of the portfolio’s advi- sors, Granahan Investment Management, Inc.

This Amendment does not contain disclosures that would render it ineligible to become effective under Rule 485(b). Pursuant to Rule 485(d)(2), this Amendment designates an effective date of September 30, 2013, so this Amendment and the preceding Post-Effective Amendments No. 68 and 69 will go effective concurrently.

If you have any questions or comments concerning the enclosed Amendment, please contact me at (610) 669-7310.

Sincerely,

Alexander F. Smith
Associate Counsel
The Vanguard Group, Inc.

Enclosures

cc:	Alberto H. Zapata, Esq.
U.S. Securities and Exchange Commission